Exhibit 99.4
FORM OF LETTER TO CLIENTS OF BROKERS AND OTHER NOMINEE HOLDERS
SYNALLOY CORPORATION
Subscription Rights to Purchase Shares of Common Stock
Offered Pursuant to Subscription Rights
Distributed to Stockholders
of Synalloy Corporation
November 30, 2021
To Our Clients:
Enclosed for your consideration are a prospectus supplement dated November 30, 2021 (the “Prospectus Supplement” and together with the base prospectus dated April 19, 2019, the “Prospectus”) and the “Instructions as to Use of Synalloy Corporation Non-Transferable Subscription Rights Certificates” relating to the rights offering (the “Rights Offering”) by Synalloy Corporation, a Delaware corporation (the “Company”), of shares of its common stock, par value $1.00 per share (the “Common Stock”), pursuant to non-transferable subscription rights (“Subscription Rights”) distributed to all stockholders of record of the Company as of 5:00 p.m., Eastern Time, on November 29, 2021 (the “Record Date”). The Subscription Rights and Common Stock are described in the Prospectus Supplement.
In the Rights Offering, we are distributing at no charge to the holders of our Common Stock on the Record Date, non-transferable Subscription Rights to purchase up to an aggregate of 785,103 shares of our Common Stock, as described in the Prospectus Supplement.
The Subscription Rights will expire if not exercised prior to 5:00 p.m., Eastern Time, on December 16, 2021 (the “Expiration Date”).
As described in the Prospectus Supplement, you will receive one Subscription Right for each share of Common Stock owned as of 5:00 p.m., Eastern Time, on the Record Date. Each Basic Subscription Right will entitle you to subscribe for 0.083768 shares of Common Stock (the “Basic Subscription Right”) at the subscription price of $12.75 per whole share (the “Subscription Price”). For example, if you owned 1,000 shares of Common Stock as of 5:00 p.m., Eastern Time, on the Record Date, you would be granted Subscription Rights to purchase an aggregate of 83 shares of Common Stock (rounded down to the nearest whole share, with the total subscription payment being adjusted accordingly, as discussed below) at the Subscription Price per share. After the completion of the Rights Offering, any excess subscription amounts paid by a subscriber will be returned to the subscriber, without interest or deduction, as soon as practicable.
In the event that you purchase all of the shares of Common Stock available to you pursuant to your Basic Subscription Right, you may also exercise an over-subscription right (the “Oversubscription Privilege”) to purchase a portion of any shares of Common Stock that are not purchased by stockholders through the exercise of their Basic Subscription Rights (the “Unsubscribed Shares”), subject to the availability and pro rata allocation of the Unsubscribed Shares among all persons exercising their Oversubscription Privilege. To the extent the Unsubscribed Shares are not sufficient to satisfy all proper exercises of the Oversubscription Privilege, then the Unsubscribed Shares will be prorated among those who properly exercised the Oversubscription Privilege based on the number of shares each person subscribed for under the Basic Subscription Right. If this pro rata allocation results in any person receiving a greater number of Unsubscribed Shares than the person subscribed for pursuant to the exercise of the Oversubscription Privilege, then such person will be allocated only that number of Unsubscribed Shares for which the person oversubscribed, and the remaining Unsubscribed Shares will be allocated among all other persons exercising the Oversubscription Privilege on the same pro rata basis described above. The proration process will be repeated until all Unsubscribed Shares have been allocated or all exercises of the Oversubscription Privilege have been fulfilled, whichever occurs earlier.

You will be required to submit payment in full for all the shares you wish to buy with your Oversubscription Privilege. Because we will not know the total number of Unsubscribed Shares prior to the Expiration Date, if you wish to maximize the number of shares you may purchase pursuant to your Oversubscription Privilege, you will need to deliver payment in an amount equal to the aggregate Subscription Price for the maximum number of shares of Common Stock available to you and desired to be purchased, assuming that no stockholder other than you has purchased any shares of Common Stock pursuant to the Basic Subscription Right and Oversubscription Privilege. The Company will eliminate fractional shares of Common Stock resulting from the exercise of the Oversubscription Privilege by rounding down to the nearest whole share, with the total subscription payment being adjusted accordingly. Any excess subscription payments received by American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) will be returned, without interest or deduction, as soon as practicable.
The Company can provide no assurances that each of you will actually be entitled to purchase the number of shares of Common Stock issuable upon the exercise of your Oversubscription Privilege in full at the expiration of the rights offering. The Company will not be able to satisfy your exercise of the Oversubscription Privilege if all of our stockholders exercise their Basic Subscription Rights in full, and we will only honor an Oversubscription Privilege to the extent sufficient shares of Common Stock are available following the exercise of Subscription Rights under the Basic Subscription Rights.
•
To the extent the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to you pursuant to the Oversubscription Privilege is less than the amount you actually paid in connection with the exercise of the Oversubscription Privilege, you will be allocated only the number of Unsubscribed Shares available to you as soon as practicable after the Expiration Date, and your excess subscription payment received by the Subscription Agent will be returned, without interest, as soon as practicable.

•
To the extent the amount you actually paid in connection with the exercise of the Oversubscription Privilege is less than the aggregate Subscription Price of the maximum number of Unsubscribed Shares available to you pursuant to the Oversubscription Privilege, you will be allocated the number of Unsubscribed Shares for which you actually paid in connection with the Oversubscription Privilege. If upon the Expiration Date a lesser number of shares of Common Stock is allotted to a subscriber under the Oversubscription Privilege than the subscriber has tendered payment for, the Subscription Agent shall remit the difference to the subscriber without interest or deduction. See “The Rights Offering—Subscription Right—Oversubscription Privilege” in the Prospectus Supplement.

The Subscription Rights are evidenced by a Non-Transferable Subscription Rights Certificate issued to stockholders of record and will cease to have any value at the Expiration Date.
THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THE SUBSCRIPTION RIGHTS MAY BE EXERCISED ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.
Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of Common Stock to which you are entitled pursuant to the terms and subject to the conditions set forth in the Prospectus Supplement. However, we urge you to read the document carefully before instructing us to exercise your Subscription Rights.
If you wish to have us, on your behalf, exercise the Subscription Rights for any shares of Common Stock to which you are entitled, please so instruct us by completing, executing and returning to us the Beneficial Owner Election Form.
Your Beneficial Owner Election Form should be forwarded to us as promptly as possible in order to permit us to exercise your Subscription Rights on your behalf in accordance with the provisions of the Rights Offering. The Rights Offering will expire at the Expiration Date. Please contact us for our deadline with respect to your submission of the Beneficial Owner Election Form. Once you have exercised your Subscription Rights, such exercise may not be revoked, even if you later learn information that you consider to be unfavorable to the exercise of your Subscription Rights.

Additional copies of the enclosed materials may be obtained from Saratoga Proxy Consulting, LLC, the information agent for this rights offering, by calling (888) 368-0379 (toll free). Any questions or requests for assistance concerning the rights offering should be directed to the information agent.
Very truly yours,

Synalloy Corporation